UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 4, 2018
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska	68845-4915
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491

___________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

ITEM 9.01(d)	Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On February 5, 2018, The Buckle, Inc. (the "Company") issued a press release announcing that at a special meeting of the Board of Directors, held on February 2, 2018, Kari G. Smith was elected as a member of the Company’s Board of Directors effective February 4, 2018. Ms. Smith currently serves the Company as Executive Vice President of Stores, a position she has held since February 2014. She has been employed by the Company since May 1978 and served as Vice President of Sales from May 2001 until she was appointed to the position of Executive Vice President of Stores. Ms. Smith will serve as a member of the Board’s Executive Committee.

The Company also announced that the Board of Directors approved the following leadership appointments, both of which are effective February 4, 2018:

•
Thomas B. Heacock has been appointed Senior Vice President of Finance, Treasurer, and Chief Financial Officer from his current position as Vice President of Finance, Treasurer, and Chief Financial Officer.

•
Robert J. Harbols has been appointed Vice President of Information Technology. Mr. Harbols has been employed by the Company since May 2004 and has served in several positions of increasing responsibility within the Company’s IT organization, most recently as Senior Director of Information Technology since February 2016.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d). Exhibits

Exhibit 99.1 Press Release Dated February 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: February 8, 2018	By:	/s/ THOMAS B. HEACOCK
Name: Thomas B. Heacock
Title: Senior Vice President of Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 Press Release Dated February 5, 2018

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated February 5, 2018